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                                                                   Exhibit 10.57
                                    GUARANTEE


         GUARANTEE dated as of April 4, 1997, made by GWINNETT PRADO, L.P., a Georgia limited partnership ("Guarantor"), in favor of Mill Creek Land, L.L.C., a Delaware limited liability Company (the "Company") and CORPORATE REALTY CONSULTANTS, INC., a Delaware corporation (collectively, the "Beneficiaries"), pursuant to the Limited Liability Company Agreement dated as of the date hereof, between BUFORD ACQUISITION COMPANY, L.L.C., a Georgia limited liability company (the "Member"), and CORPORATE REALTY CONSULTANTS, INC., as the same may be amended, supplemented or modified from time to time (the "LLC Agreement").


         WHEREAS, the parties to the LLC Agreement have entered into a venture to acquire and develop certain land located in Gwinnett County, Georgia;

         WHEREAS, pursuant to the LLC Agreement, the parties thereto have agreed to make certain capital contributions to the Company as specified in Article III of the LLC Agreement; and

         WHEREAS, as an inducement to the parties to enter into the LLC Agreement and as a requirement thereunder, each party thereof has agreed to have certain affiliates guarantee certain of its capital obligations.


         NOW, THEREFORE, in consideration of the premises and the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereto agrees as follows:


         1. Defined Terms. (a) Unless otherwise defined herein, capitalized terms used in this Guarantee shall have the meanings assigned to them in the LLC Agreement and the following terms have the following meanings:

         "Guarantee" means this Guarantee, as the same may be amended, supplemented, waived or otherwise modified from time to time.
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         "Obligations" means the due and punctual payment and performance of the obligations of the Member under Section 3.02(b) and 3.03(a) of the LLC
Agreement.

         (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

         (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Guarantee. (a) Subject to the provisions of paragraph 2(b), the Guarantor hereby unconditionally and irrevocably guarantees to the Beneficiaries, for the benefit of the Beneficiaries and their respective successors and assigns, the prompt and complete payment and performance by the Member when due of the Obligations. Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be reasonably paid or incurred by the Beneficiaries in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations have been satisfied or discharged in full.

         (b) No payment or payments made by any Person other than the Guarantor or received or collected by the Company from the Member, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations have been satisfied or discharged in full.

         3. Right of Set-Off. Upon the occurrence and during the continuance of any failure of the Member to make a capital contribution as and when required pursuant to Section 3.02(b) of the LLC Agreement, the Company is hereby irrevocably authorized at any time and from time to time without notice to Guarantor, any such notice being expressly
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waived by Guarantor to the extent permitted by applicable law, to set-off and appropriate and apply any and all sums of money and other property at any time held or owing by the Company to or for the credit or the account of Guarantor or the Member, or any part thereof in such amounts as the Company may elect, against and on account of the obligations and liabilities of Guarantor to the Company hereunder, and claims of every nature and description of the Company against Guarantor, whether arising hereunder, under the LLC Agreement, or otherwise, as the Company shall elect, whether or not the Company has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Company shall notify Guarantor promptly of any such set-off and the application made by the Company of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Company under this Section are in addition to other rights and remedies (which the Company may have under the LLC Agreement).

         4. Limits on Subrogation. Notwithstanding anything to the contrary contained herein or in the LLC Agreement and notwithstanding any payment or payments made by Guarantor hereunder or pursuant to the LLC Agreement or any right of set-off of the Company against Guarantor, Guarantor shall not be entitled to be subrogated to any of the rights of the Beneficiaries against the Member or any collateral security or guarantee or right of offset held by any Beneficiaries for the payment of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from the Member in respect of payments made by Guarantor hereunder or under the LLC Agreement, until all amounts owing to the Company by the Member on account of the Obligations are paid in full. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for the Beneficiaries, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to the Company in the exact form received by Guarantor (duly indorsed by Guarantor to the Company, if required), to be applied against the Obligations.

         5. Amendments, etc. With Respect to the Obligations, Waiver of Rights. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment of any of the Obligations made by the Company may be rescinded by the Company and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or
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for any part thereof, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Company, and the LLC Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Company may deem advisable from time to time. When making any demand hereunder against the Guarantor, the Company may, but shall be under no obligation to, make a similar demand on the Member, and any failure by the Company to make any such demand or to collect any payments from the Member shall not relieve Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Company against Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

         6. Guarantee Absolute and Unconditional. Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof or reliance by the Beneficiaries upon this Guarantee or acceptance of this Guarantee; the Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Member and the Guarantor, on the one hand, and the Beneficiaries, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Member or the Guarantor with respect to the Obligations. Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the LLC Agreement, (b) any defense, set-off or counterclaim which may at any time be available to or be asserted by the Member against the Company or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Member or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Member for the Obligations, or of Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against Guarantor, the Company may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Member or any other Person, and any failure by the Company to pursue such other rights or remedies or to collect any payments from the Member or any such other Person or shall not relieve Guarantor of any liability
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hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Company against Guarantor.

         7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Beneficiaries upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Member or Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Member or Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         8. Payments. Guarantor hereby agrees that payments hereunder will be paid to the Company without set-off or counterclaim in U.S. Dollars at the office of the Company.

         9. Representations and Warranties. (a) Guarantor hereby represents and warrants that:

                  (i) it is a limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

                  (ii) it has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee;

                  (iii) this Guarantee has been duly executed and delivered on behalf of Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing;
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                  (iv) the execution, delivery and performance of this Guarantee will not violate any provision of any requirement of law or contractual obligation of Guarantor in any respect that, in the aggregate for all such violations, could reasonably be expected to have a material adverse effect on the Guarantor and will not result in or require the creation or imposition of any lien on any of the properties or revenues of Guarantor pursuant to any such requirement of law or contractual obligation of Guarantor;

                  (v) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee, other than those which have been duly obtained or made and are in full force and effect on the date of this agreement and except for those the absence of which in the aggregate, could not reasonably be expected to have a material adverse effect on the Guarantor;

                  (vi) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of Guarantor, threatened by or against Guarantor or against any of its properties or revenues (1) with respect to this Guarantee or any of the transactions contemplated hereby by (2) which could reasonably be expected to have a material adverse effect on the Guarantor.

         10. Covenants; Further Assurances. Guarantor hereby covenants and agrees with the Beneficiaries that, from and after the date of this Guarantee until payment in full of the Obligations at any time and from time to time, upon the written request of the Company, and at the sole expense of Guarantor, Guarantor will promptly and fully execute and deliver such further instruments and documents and take such further actions as the Company may reasonably request for the purpose of obtaining or preserving the full benefits of this Guarantee and of the rights and powers herein granted.

         11. Notices. All notices, requests and demands to or upon the Beneficiaries or Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by
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mail, three days after being deposited in the mails by certified mail, return receipt requested, postage prepaid or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                  (a) if to the Beneficiaries, at their address or transmission number for notices provided in the LLC Agreement; and

                  (b) if to Guarantor, at its address or transmission number for notices set forth under its signature below or to such other address as may be hereafter notified by the respective parties hereto.

         The Beneficiaries and Guarantor may change their address and transmission numbers for notices by notice in the manner provided in this Section.

         Guarantor agrees that any notice delivered to the Beneficiaries shall be deemed to be received by the Beneficiaries.

         12. Counterparts. This Guarantee may be executed by counterpart, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         13. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14. Integration. This Guarantee represents the entire agreement of Guarantor with respect to the subject matter hereof and there are no promises or representations by Guarantor or the Beneficiaries relative to the subject matter hereof not reflected or referred to herein.

         15. Amendments in Writing; No Waiver, Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and the Beneficiaries; provided that any provision of this Guarantee may be waived by the Beneficiaries in a letter or agreement executed by the Beneficiaries or by telex or facsimile transmission from the Beneficiaries.
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         (b) The Beneficiaries shall not by any act (except by a written instrument pursuant to paragraph 15(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Beneficiaries any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Beneficiaries of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Beneficiaries would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         16. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         17. Submission to Jurisdiction; Waivers. (a) Guarantor hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Guarantee to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Guarantor at its address referred to in Section 11
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         or at such other address of which the Beneficiaries shall have been notified pursuant thereto; and

                  (iv) agrees that nothing herein shall affect the right to effect service or process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         (b) Guarantor and the Beneficiaries hereby unconditionally and irrevocably waive, to the maximum extent not prohibited by law, any right they may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         18. Acknowledgments. Guarantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee; and

         (b) the Beneficiaries has no fiduciary relationship with or duty to it or the Member arising out of or in connection with this Guarantee, and the relationship between the Beneficiaries, on one hand, and the Guarantor and the Member, on the other hand, in connection herewith is solely that of debtor and creditor.

         19. WAIVERS OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

         20. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of Guarantor, shall inure to the benefit of the Beneficiaries and its respective indorsees, transferees, successors and assigns. The Guarantor may not assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Beneficiaries.

         21. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK.

         22. No Third Party Beneficiaries. None of the provisions of this Guarantee shall be for the benefit or enforceable by any creditor of the Company. Except as expressly provided for herein, nothing in this Guarantee shall be deemed to create any right in any Person not a party hereto, and this instrument shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person.
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         IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                         GWINNETT PRADO, L.P., as GUARANTOR,

                              by Prado Manager Inc., its sole
                                 general partner,

                                 by /s/ D. Scott Hudgens, Jr.
                                   ----------------------------
                                   Name:  D. Scott Hudgens, Jr.
                                   Title: President

                                   Address for Notices:
                                   c/o William A. Brogdon
                                   Brogdon Consulting Inc.
                                   325 Mall Blvd., Suite 5FF
                                   Deluth, GA 30136
                                   Telecopy:  (770) 476-5137


                         MILL CREEK LAND, L.L.C.,

                              by Corporate Realty Consultants, Inc.,
                                 its managing member,

                                 by /s/ Corporate Realty Consultants, Inc.
                                   ---------------------------------------
                                   Name:
                                   Title:


                         CORPORATE REALTY CONSULTANTS, INC.,

                                 by /s/ Corporate Realty Consultants, Inc.
                                   ---------------------------------------
                                   Name:
                                   Title: